UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2008

GSC ACQUISITION COMPANY
(Exact name of registrant as specified in charter)

DELAWARE	001-33553	20-5779392
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Campus Drive, Suite 220 Florham Park, NJ
(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 437-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

WHERE TO FIND ADDITIONAL INFORMATION
PARTICIPANTS IN THE SOLICITATION

Item 1.01  Entry into a Material Definitive Agreement
Item 3.02  Unregistered Sales of Equity Securities
Item 5.01  Changes in Control of Registrant
Item 8.01  Other Events
Item 9.01  Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-2.1:    Agreement and Plan of Merger
EX-2.2:    Merger Consideration Calculation
EX-10.3:  Consent, Exchange and Preemptive Rights Agreement
EX-10.4:  Employment Agreement of Hugh A. Tarpley
EX-10.5:  Employment Agreement of Lori A. Cuervo
EX-10.6:  CEH Unitholder Consent and Release Agreement
EX-10.7:  Amendment to Registration Rights Agreement
EX-10.8:  Non-Solicitation and Confidentiality Agreement of Peter J. Dailey
EX-99.1:  Joint Press Release
EX-99.2:  Investors’ Presentation

i

INFORMATION TO BE INCLUDED IN THIS REPORT

FOLLOWING THE FILING OF THIS REPORT, GSC ACQUISITION COMPANY (“GSCAC”) AND COMPLETE ENERGY HOLDINGS, LLC (“COMPLETE ENERGY”) WILL BE HOLDING PRESENTATIONS FOR CERTAIN STOCKHOLDERS OF GSCAC AND EQUITY AND DEBT HOLDERS OF COMPLETE ENERGY, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN INVESTING IN GSCAC'S SECURITIES, REGARDING GSCAC'S PROPOSED ACQUISITION (THE "ACQUISITION") OF COMPLETE ENERGY, AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. CERTAIN INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

WHERE TO FIND ADDITIONAL INFORMATION

THIS CURRENT REPORT ON FORM 8-K IS BEING MADE WITH RESPECT TO A PROPOSED MERGER (THE “MERGER”) AND RELATED TRANSACTIONS INVOLVING GSCAC AND COMPLETE ENERGY.  IN CONNECTION WITH THESE PROPOSED TRANSACTIONS, GSCAC INTENDS TO FILE WITH THE SECURITIES EXCHANGE COMMISSION (“SEC”) A PRELIMINARY PROXY STATEMENT AND TO MAIL A DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS TO GSCAC’S STOCKHOLDERS.  THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K IS NOT COMPLETE AND MAY BE CHANGED.  BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, GSCAC’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN IT BECOMES AVAILABLE, GSCAC’S PRELIMINARY PROXY STATEMENT, AND ANY AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT IN CONNECTION WITH GSCAC’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO BE HELD TO APPROVE THE MERGER AND RELATED TRANSACTIONS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GSCAC, COMPLETE ENERGY AND THE PROPOSED TRANSACTIONS.  THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO GSCAC STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED MERGER AND RELATED TRANSACTIONS.  STOCKHOLDERS AND OTHER INTERESTED PERSONS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS ONCE THEY ARE AVAILABLE, WITHOUT CHARGE, AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV OR BY DIRECTING A REQUEST TO:  GSC ACQUISITION COMPANY, 500 CAMPUS DRIVE, SUITE 220, FLORHAM PARK, NEW JERSEY 07932, FACSIMILE: (212) 884-6184.

PARTICIPANTS IN THE SOLICITATION

GSCAC AND ITS DIRECTORS AND OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES TO GSCAC’S STOCKHOLDERS IN CONNECTION WITH THE MERGER.  A LIST OF THE NAMES OF THOSE DIRECTORS AND OFFICERS AND A DESCRIPTION OF THEIR INTERESTS IN GSCAC IS CONTAINED IN GSCAC’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007, WHICH IS FILED WITH THE SEC, AND WILL ALSO BE CONTAINED IN GSCAC’S PROXY STATEMENT WHEN IT BECOMES AVAILABLE.  GSCAC’S STOCKHOLDERS MAY OBTAIN ADDITIONAL INFORMATION ABOUT THE DIRECT AND INDIRECT INTERESTS OF THE PARTICIPANTS IN THE ACQUISITION, BY SECURITY HOLDINGS OR OTHERWISE, BY READING GSCAC’S PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC WHEN SUCH INFORMATION BECOMES AVAILABLE.

NOTHING IN THIS CURRENT REPORT ON FORM 8-K SHOULD BE CONSTRUED AS, OR IS INTENDED TO BE, A SOLICITATION FOR OR AN OFFER TO PROVIDE INVESTMENT ADVISORY SERVICES.

Item 1.01  Entry into a Material Definitive Agreement

Merger Agreement

On May 9, 2008, GSC Acquisition Company (“GSCAC”) entered into an agreement and plan of merger (the “Merger Agreement”) among GSCAC, GSCAC Holdings I LLC (“Holdings I”), GSCAC Holdings II LLC (“Holdings II”), GSCAC Merger Sub LLC (“Merger Sub”) and Complete Energy Holdings LLC (“Complete Energy”).  GSCAC owns 100% of Holdings I, which owns 100% of Holdings II, which owns 100% of Merger Sub.  The Merger Agreement is attached as Exhibit 2.1 and is incorporated herein by reference.

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, GSCAC will indirectly acquire Complete Energy by way of a merger of Merger Sub into Complete Energy, with Complete Energy being the surviving entity and thereby becoming an indirect subsidiary of GSCAC (the “Merger”).

In connection with the Merger, each outstanding share of common stock of GSCAC will be converted into one share of Class A common stock of GSCAC (collectively, the “Class A Shares”).  Upon consummation of the Merger, the current owners of Complete Energy would generally receive Class B units in Holdings I, which have economic rights similar to the Class A Shares but no voting rights (the “Class B Units”), and an equal number of shares of Class B common stock in GSCAC, which have voting rights but no economic rights (the “Class B Shares”).  In addition, the current owners of Complete Energy would receive Class C units and Class D units in Holdings I, which would entitle the holders to receive additional Class B Units and Class B Shares if GSCAC’s stock price reaches $14.50 or $15.50 per share within five years.  Each Class B Unit plus one Class B Share would be exchangeable into one newly issued Class A Share.  Certain of the owners of Complete Energy shares may receive the non-contingent portion of their merger consideration in the form of Class A Shares in lieu of Class B Units and Class B Shares.

The aggregate consideration to be paid in the Merger and related transactions is based upon a total enterprise value for Complete Energy of $1.3 billion, comprised of $900 million for Complete Energy’s La Paloma facility and $400 million for its Batesville facility, in each case adjusted for its cash and debt balances at closing and certain minority interests.  The number of Class B Units and Class B Shares (or Class A Shares) to be issued pursuant to the Merger Agreement will be calculated using a price per share of GSCAC common stock equal to the lesser of $10.00 and the average closing price per share for the 20 trading days ending three business days before the closing of the Merger.

The Merger and related transactions have been unanimously approved by the board of directors of GSCAC and the holders of all of the membership interests in Complete Energy that are required for such approval, but are subject to customary closing conditions including the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, other regulatory approvals and the approval of GSCAC’s stockholders, including a majority of the shares of common stock of GSCAC issued in its initial public offering.  In addition, the closing is conditioned on the requirement that stockholders owning not more than 20% of the shares (minus one share) of common stock of GSCAC issued in its initial public offering vote against the Merger and exercise their rights to convert those shares into cash, as permitted by GSCAC's certificate of incorporation.  The Merger is anticipated to close late in the third calendar quarter of 2008.

Copies of the Merger Agreement and Exhibit F to the Merger Agreement, which describes the calculation of the merger consideration payable thereunder, are filed herewith as Exhibits 2.1 and 2.2, respectively, and are incorporated by reference herein.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of such Exhibits.

Lender Consent

On May 9, 2008, in connection with the Merger Agreement, GSCAC, Complete Energy and certain of their respective subsidiaries entered into a Consent, Exchange and Preemptive Rights Agreement (the “Lender Consent”) with certain lenders to a subsidiary of Complete Energy including investment funds managed by TCW Asset Management Company and certain of its affiliates (“TCW”), pursuant to which such lenders have agreed, subject to the terms and conditions set forth therein, to exchange their debt upon the closing of the Merger for approximately $50 million in cash, a $50 million mezzanine note and approximately $170 million of the same equity securities received by the current owners of Complete Energy (or in certain cases, Class A Shares and warrants to purchase Class A Shares that are exercisable if GSCAC’s stock price reaches $14.50 or $15.50 per share within five years).  The number of Class B Units and Class B Shares (or Class A Shares) to be issued pursuant to the Lender Consent will be calculated using a price per share of GSCAC common stock equal to the lesser of $10.00 and the average closing price per share for the 20 trading days ending three business days before the closing of the Merger.

A copy of the Lender Consent is filed herewith as Exhibit 10.3 and is incorporated by reference herein.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of such Exhibit.

Employment Agreements

On May 9, 2008, in connection with the Merger Agreement, GSCAC entered into employment agreements with Hugh A. Tarpley and Lori A. Cuervo (together, the “Employment Agreements”).  The Employment Agreements provide that, upon the closing of the Merger, Mr. Tarpley would become GSCAC’s Chief Executive Officer, and Ms. Cuervo would become GSCAC’s President and Chief Operating Officer.

Copies of the Employment Agreements are filed herewith as Exhibits 10.4 and 10.5, respectively, and are incorporated by reference herein.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of such Exhibits.

Other Agreements

On May 9, 2008, in connection with the Merger Agreement, GSCAC entered into the CEH Unitholder Consent and Release Agreement (the “CEH Unitholder Consent”) with Mr. Tarpley, Ms. Cuervo and Peter J. Dailey; a Non-Solicitation and Confidentiality Agreement (the “Non-Solicitation Agreement”) with Mr. Dailey; and an Amendment to Registration Rights Agreement (the “RRA Amendment”) with GSC Secondary Interest Fund, LLC and the other parties thereto.

Copies of the CEH Unitholder Consent, Non-Solicitation Agreement and RRA Amendment are filed herewith as Exhibits 10.6, 10.7 and 10.8, respectively, and are incorporated by reference herein.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of such Exhibits.

The Merger Agreement, the Lender Consent, the Employment Agreements, the CEH Unitholder Consent, the Non-Solicitation Agreement and the RRA Amendment govern the contractual rights among the parties thereto in relation to the Merger.  The Merger Agreement and other exhibits filed with this Form 8-K do not modify or supplement any factual disclosures about GSCAC in our public reports filed with the SEC.  Investors and security holders are not third party beneficiaries under the Merger Agreement or other such exhibits.  In particular, these agreements are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to GSCAC or Complete Energy.  The representations, warranties and covenants contained in the Merger Agreement and other agreements were made as of the specific dates set forth therein with the principal purpose of establishing the circumstances in which a party may have the right not to close the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts.  The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to shareholders.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in GSCAC’s public disclosure.  For the foregoing reasons, no person should rely on any of the representations, warranties or covenants contained in the Merger Agreement or any other exhibits hereto as statements of factual information.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement or other exhibits hereto, which subsequent information may or may not be fully reflected in GSCAC’s public disclosures.

Item 3.02  Unregistered Sales of Equity Securities

At closing under the Merger Agreement and the Lender Consent, GSCAC will issue, subject to adjustments provided in the Merger Agreement and the Lender Consent, Class A Shares and Class B shares that will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from the registration requirements as provided in Section 4(2) of the Securities Act.

Item 5.01  Changes in Control of Registrant

Immediately after the closing of the Merger Agreement, subject to the adjustments provided in the Merger Agreement, investment funds affiliated with TCW are expected to become GSCAC’s largest shareholders, with approximately 19% ownership; GSCAC’s existing shareholders are expected to collectively own approximately 42% of GSCAC; and the current owners of Complete Energy are expected to own approximately 10% of GSCAC, in each case on a fully-diluted basis and assuming that all of the current minority interest owners in Complete Energy's subsidiaries participate in the transaction and assuming no conversion of shares by GSCAC’s public stockholders.

 In addition, the composition of GSCAC’s board of directors will be changed such that its members will include two individuals designated by the current Complete Energy owners and one individual designated by TCW.  Immediately after the closing of the Merger Agreement, GSCAC’s management will include two of the founders of Complete Energy:  Hugh A. Tarpley, who will serve as GSCAC’s Chief Executive Officer, and Lori A. Cuervo, who will serve as President and Chief Operating Officer.

Item 8.01  Other Events

Press Release

On May 12, 2008, GSCAC and Complete Energy issued a joint press release announcing the execution of the Merger Agreement, a copy of which press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Investors’ Presentation

Attached as Exhibit 99.2 to this Current Report on Form 8−K and incorporated into this Item 8.01 by reference is the form of investors’ presentation to be used by GSCAC and Complete Energy in presentations to GSCAC’s stockholders and other persons.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of May 9, 2008, by and among GSC Acquisition Company, GSCAC Holdings I LLC, GSCAC Holdings II LLC, GSCAC Merger Sub LLC and Complete Energy Holdings, LLC
2.2	Merger Consideration Calculation
10.3
Consent, Exchange and Preemptive Rights Agreement, dated as of May 9, 2008, by and among CEH/La Paloma Holding Company, LLC, Complete Energy Holdings, LLC, Lori A. Cuervo, Hugh A. Tarpley and Peter J. Dailey, GSC Acquisition Company, GSCAC Holdings I LLC, GSCAC Holdings II LLC, GSCAC Merger Sub LLC, TCW Asset Management Company and the Note Holders and Option Holders party thereto

10.4	Employment Agreement, dated as of May 9, 2008, by and among CEP Operating Company LLC, GSC Acquisition Company and Hugh A. Tarpley
10.5	Employment Agreement, dated as of May 9, 2008, by and among CEP Operating Company LLC, GSC Acquisition Company and Lori A. Cuervo
10.6	CEH Unitholder Consent and Release Agreement, dated as of May 9, 2008, by and among Lori A. Cuervo, Hugh A. Tarpley and Peter J. Dailey, Complete Energy Holdings LLC and GSC Acquisition Company

10.7	Amendment to Registration Rights Agreement, dated as of May 9, 2008, by and among GSC Acquisition Company, GSC Secondary Interest Fund, LLC, James K. Goodwin and Richard A. McKinnon
10.8	Non-Solicitation and Confidentiality Agreement dated as of May 9, 2008 between GSC Acquisition Company and Peter J. Dailey.
99.1	Joint Press Release dated May 12, 2008
99.2	Investors’ Presentation dated May 12, 2008

* Schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. GSCAC hereby undertakes to furnish supplementally a copy of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSC Acquisition Company

Date:	May 12, 2008	By:	/s/ Matthew C. Kaufman
			Name:	Matthew C. Kaufman
			Title:	President and Director

EXHIBIT INDEX

Exhibit Number	Description
EX-2.1*	Agreement and Plan of Merger, dated as of May 9, 2008, by and among GSC Acquisition Company, GSCAC Holdings I LLC, GSCAC Holdings II LLC, GSCAC Merger Sub LLC and Complete Energy Holdings, LLC
EX-2.2	Merger Consideration Calculation
EX-10.3
Consent, Exchange and Preemptive Rights Agreement, dated as of May 9, 2008, by and among CEH/La Paloma Holding Company, LLC, Complete Energy Holdings, LLC, Lori A. Cuervo, Hugh A. Tarpley and Peter J. Dailey, GSC Acquisition Company, GSCAC Holdings I LLC, GSCAC Holdings II LLC, GSCAC Merger Sub LLC, TCW Asset Management Company and the Note Holders and Option Holders party thereto

EX-10.4	Employment Agreement, dated as of May 9, 2008, by and among CEP Operating Company LLC, GSC Acquisition Company and Hugh A. Tarpley
EX-10.5	Employment Agreement, dated as of May 9, 2008, by and among CEP Operating Company LLC, GSC Acquisition Company and Lori A. Cuervo
EX-10.6	CEH Unitholder Consent and Release Agreement, dated as of May 9, 2008, by and among Lori A. Cuervo, Hugh A. Tarpley and Peter J. Dailey, Complete Energy Holdings LLC and GSC Acquisition Company
EX-10.7	Amendment to Registration Rights Agreement, dated as of May 9, 2008, by and among GSC Acquisition Company, GSC Secondary Interest Fund, LLC, James K. Goodwin and Richard A. McKinnon
EX-10.8	Non-Solicitation and Confidentiality Agreement dated as of May 9, 2008 between GSC Acquisition Company and Peter J. Dailey.
EX-99.1	Joint Press Release dated May 12, 2008
EX-99.2	Investors’ Presentation dated May 12, 2008

* Schedules and exhibits to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. GSCAC hereby undertakes to furnish supplementally a copy of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.